UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08266
The India Fund, Inc.
(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154
(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: December 31, 2011
Date of reporting period: June 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The India Fund, Inc.
August 24, 2011

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The India Fund, Inc. (the “Fund”) for the six months ended June 30, 2011. The Fund’s net asset value (“NAV”) per share was $32.33 on June 30, 2011, representing a 9.5% decline (including the reinvestment of $3.78 in dividends) from the Fund’s NAV per share on December 31, 2010, which was $35.71. During this period, comparative indices such as the S&P/IFC Investable India (USD) Index* and BSE 500 (USD) Index* fell 8.8% and 7.8%, respectively. Over the past one year, the Fund is up 7.1% while the same comparative indices are up 5.3% and 8.3%, respectively.

While most Asian markets managed to hold on to gains generated in last year’s second-half rally, India was an exception, with its high single-digit loss underperforming regional and most global peers. The Indian market’s struggling performance came from a combination of global and domestic factors, including rising unrest in the Middle East, continuing double-digit inflation pressures at home, and an unrelenting wave of corruption allegations, many aimed squarely at the ruling Congress party. In terms of share price performance, sectors such as Real Estate, Metals, Autos and Utilities bore the brunt of the selling, all underperforming the BSE Sensex. Conversely, two bright spots were Fast Moving Consumer Goods and Consumer Durables, which were able to buck the trend by finishing higher, as investors looked for defensive consumer demand-driven sectors.

Similar to the rest of Asia, India’s current economic challenges really began in the second half of 2009, when inflation started breaking out, especially food inflation, which peaked at 18% earlier this year. Although the debate continues over how much of India’s (and the rest of Asia’s) inflation problem is the direct result of the U.S. Federal Reserve’s quantitative easing versus domestic factors, our view is that external events almost certainly have played a key role. The Federal Reserve’s unprecedented actions in creating global U.S. dollar liquidity as well as the Middle East’s turmoil which triggered the surge in oil prices at least aggravated, in our opinion, conditions in India’s already inflation-prone economy. With inflation remaining elevated, India’s central bank, the Reserve Bank of India (“RBI”), tightened five times in the first half of 2011, lifting the repurchase rate and reverse repurchase rates by 175 basis points each to 8% and 7%, respectively. Moreover, this followed nine interest rate hikes in 2009 and 2010, amounting to a total cumulative increase of 500 basis points since the current tightening cycle began. As the wholesale price index continues to hover above 9%, the RBI has also signaled that it is unlikely the job is finished.

While India is not unique in struggling with excess liquidity and rising inflation, the country is unmatched with regard to the large number of corruption scandals that have erupted over the past year. During this period, India’s investigating agency, the Central Bureau of Investigation, has made several high-profile arrests, including the former telecom minister and a number of CEOs and founders of publicly-listed companies. The Commonwealth Games generated perhaps the most shocking headlines, as the Head of the India Olympic Association — also a member of the ruling coalition — together with his associates,

THE INDIA FUND, INC.

were jailed on graft charges, a notably rare occurrence in India. While investors have applauded the government’s efforts as signaling a new-found determination to combat corruption, they are also worried about the repercussions, particularly in slowing down high-level government decision making and eroding the confidence of Corporate India.

The negative fall-out from the foregoing may already be showing up in the government’s finances. The recent budget for the fiscal year ending March 31, 2012, which is projecting the deficit to fall to 4.6% of Gross Domestic Product (“GDP”) from the previous year’s 5.1%, is beginning to look, we believe, somewhat optimistic. Although we agree that the government should enjoy higher tax revenues, the forecast for only modest growth in expenditures appears overly-rosy, especially given the probable need for increased subsidies. Moreover, the government’s divestment target of Rs 400 billion also looks ambitious, given that last year only Rs 227 billion was raised — in a much less challenging political environment.

Not surprisingly, another consequence of RBI’s continued tightening campaign has been that industrial production has begun to soften, averaging just 6.9% in the first five months of 2011 compared to 12.7% in the same period last year. Hence, the central bank has scaled back its GDP growth forecast for the fiscal year ending March 31, 2012 from 9.0% to 8.6%. Although India reported real GDP growth of 8.5% for the fiscal year ended March 31, 2011, the fourth quarter saw a sharp deceleration from the previous three quarters. Corporate earnings for the quarter ended March 31, 2011 were also disappointing with the BSE 30 (ex-financials) reporting net profit growth of just 3% despite 24% revenue growth. This margin squeeze was largely a result of rising cost pressures as well as a sharp jump in interest expense, a trend that also seems to be playing out in the quarter ended June 30, 2011. Indeed, we are expecting the negative impact of rising input costs and high interest rates to continue for Indian companies for at least the next few quarters.

All of these concerns have exacted a heavy toll on sentiment for both local and foreign investors. In a dramatic fall-off, foreign institutional investor inflows totaled just $800 million in the first six months of 2011, a fraction of the $22.6 billion that poured in during the second half of 2010. Despite this, Indian equities still trade at a 20% valuation premium to their Asia ex-Japan peers, on 15x forward price/earnings, though this has fallen in the past year. Overall, our portfolio approach continues to be a largely bottom-up strategy, focused on growth at a reasonable valuation with an emphasis on well-capitalized, efficiently managed companies. We expect that Indian companies are likely to continue to see a challenging operating environment in the second half of 2011, both globally and domestically. Fortunately, the next six months could also see the peak in RBI’s credit tightening cycle, especially if a good monsoon helps lay the groundwork for falling food prices. Such developments would eventually pave the way for better earnings, and a better stock market, in 2012.

THE INDIA FUND, INC.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 1-866-800-8933.

Sincerely,

Prakash Melwani
Director and President

*  Please note that the S&P/IFC Investable India Index and BSE-500 Index are unmanaged indices. Investors cannot directly invest in any of these indices. The indices do not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund’s investment techniques or any other investment techniques will be effective under all market conditions.

THE INDIA FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note F to the Financial Statements.)

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Schedule of Investments

INDIA (100% of holdings)
COMMON STOCKS (99.96% of holdings)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India	99.96%
	Beverages – Alcoholic	0.49%
2,320,710	Radico Khaitan, Ltd.		$8,093,931	$6,637,275

			8,093,931	6,637,275

	Building & Construction	0.99%
847,002	IRB Infrastructure Developers, Ltd.		4,471,169	3,272,239
1,019,675	Jaiprakash Associates, Ltd.		939,911	1,844,208
2,773,346	Sadbhav Engineering, Ltd.		7,626,598	8,325,777

			13,037,678	13,442,224

	Building – Residential/Commercial	0.31%
714,839	Sobha Developers, Ltd.		4,506,151	4,137,679

			4,506,151	4,137,679

	Cement	0.74%
150,368	Grasim Industries, Ltd.		6,660,401	7,013,417
143,429	UltraTech Cement, Ltd.+		2,164,131	2,995,156

			8,824,532	10,008,573

	Chemicals	0.45%
85,611	Asian Paints, Ltd.		5,042,890	6,091,160

			5,042,890	6,091,160

	Coal	1.03%
1,596,307	Coal India, Ltd.		11,177,908	14,012,435

			11,177,908	14,012,435

	Computer Hardware	0.14%
957,650	HCL Infosystems, Ltd.		3,186,468	1,911,979

			3,186,468	1,911,979

	Computer Software & Programming	14.38%
438,687	Everonn Education, Ltd.		3,584,482	5,162,871
1,656,186	Infosys, Ltd.		15,992,901	107,716,463
1,888,673	KPIT Cummins Infosystems, Ltd.		1,510,189	7,304,995
3,784,091	Redington (India), Ltd.		5,404,254	7,305,342
2,417,865	Tata Consultancy Services, Ltd.		30,789,612	63,842,670
348,525	Wipro, Ltd.		829,251	3,255,837

			58,110,689	194,588,178

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Consumer Non-Durables	5.56%
1,015,279	Emami, Ltd.		$9,714,226	$10,788,155
14,222,168	ITC, Ltd.		30,727,936	64,409,774

			40,442,162	75,197,929

	Consumer Products	1.62%
698,995	Godrej Consumer Products, Ltd.		6,676,574	6,727,646
1,930,356	HSIL, Ltd.		6,398,210	8,018,950
1,480,840	Titan Industries, Ltd.		4,025,867	7,122,210

			17,100,651	21,868,806

	Diversified Financial Services	1.52%
1,058,593	Indiabulls Financial Services, Ltd.		3,612,291	3,803,144
206,270	Reliance Capital, Ltd.		2,149,806	2,661,288
1,026,564	Shriram Transport Finance Co., Ltd.		12,885,689	14,142,597

			18,647,786	20,607,029

	Diversified Manufacturing	0.26%
1,416,964	Escorts, Ltd.		6,959,946	3,581,834

			6,959,946	3,581,834

	Diversified Operations	0.68%
490,593	Aban Offshore, Ltd.		6,908,770	5,753,445
6,019,729	Rei Agro, Ltd.		2,518,175	3,420,415

			9,426,945	9,173,860

	E-Services & Consulting	0.88%
1,805,250	Core Projects & Technologies, Ltd.		11,271,505	11,913,176

			11,271,505	11,913,176

	Electric – Integrated	0.27%
554,853	CESC, Ltd.		3,340,299	3,702,537

			3,340,299	3,702,537

	Electric – Transmission	1.23%
1,582,570	Crompton Greaves, Ltd.		6,461,084	9,176,268
3,034,741	Power Grid Corp. of India, Ltd.		6,554,549	7,420,104

			13,015,633	16,596,372

	Electronics & Electrical Equipment	2.07%
423,631	Bharat Heavy Electricals, Ltd.		4,011,420	19,394,486
695,544	Havells India, Ltd.		6,317,178	5,980,255

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Electronics & Electrical Equipment (concluded)
221,706	Reliance Infrastructure, Ltd.+		$2,396,137	$2,658,339

			12,724,735	28,033,080

	Engineering	1.07%
278,067	Larsen & Toubro, Ltd.		5,362,687	11,337,595
237,758	Thermax, Ltd.		134,516	3,158,494

			5,497,203	14,496,089

	Finance	22.77%
2,104,640	Allahabad Bank, Ltd.		10,885,940	9,265,548
561,865	Axis Bank, Ltd.		7,954,419	16,201,420
801,757	Bank of Baroda		4,696,416	15,678,226
7,175,589	Development Credit Bank, Ltd.+		9,009,105	9,582,969
1,200,980	Federal Bank, Ltd.		7,983,732	12,138,085
1,210,636	HDFC Bank, Ltd.		30,682,677	67,775,575
19,750	HDFC Bank, Ltd. ADR		3,037,421	3,483,702
3,027,243	Housing Development Finance Corp., Ltd.		7,324,980	47,664,560
3,071,409	ICICI Bank, Ltd.		39,583,595	75,104,461
540,228	Indian Bank		3,011,207	2,569,867
873,517	IndusInd Bank Ltd		5,135,921	5,317,995
157,008	Punjab National Bank		1,362,401	3,826,988
523,250	State Bank of India		2,292,252	28,162,034
22,550	State Bank of India GDR		257,070	2,480,387
1,280,105	Yes Bank, Ltd.		8,105,426	8,931,598

			141,322,562	308,183,415

	Household Appliances	0.73%
80,090	TTK Prestige, Ltd.+		2,878,866	5,263,787
951,500	Videocon Industries, Ltd.		4,288,315	4,592,274

			7,167,181	9,856,061

	Investment Companies	1.03%
856,368	Bajaj Holdings and Investment, Ltd.		13,973,843	13,920,470

			13,973,843	13,920,470

	Media	0.28%
928,540	Eros International Media, Ltd.+		3,424,665	3,728,492

			3,424,665	3,728,492

	Media – Conglomerates	0.73%
537,964	UTV Software Communications, Ltd.+		6,351,443	9,947,565

			6,351,443	9,947,565

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Metal – Aluminum	0.22%
371,853	Ess Dee Aluminium, Ltd.		$3,670,832	$2,941,384

			3,670,832	2,941,384

	Metal – Diversified	1.25%
1,990,176	Hindustan Zinc, Ltd.		1,269,073	6,065,913
2,877,975	Sterlite Industries (India), Ltd.+		7,461,547	10,819,165

			8,730,620	16,885,078

	Miscellaneous Manufactures	0.55%
433,811	V.I.P. Industries, Ltd.		6,215,453	7,423,867

			6,215,453	7,423,867

	Motorcycle/Motor Scooter	2.08%
894,337	Bajaj Auto, Ltd.		15,708,965	28,127,026

			15,708,965	28,127,026

	Oil & Gas	1.46%
2,808,145	Essar Oil, Ltd.+		8,598,272	7,817,765
1,835,060	Mangalore Refinery & Petrochemicals, Ltd.		3,013,143	3,179,361
302,612	Oil India, Ltd.		8,772,911	8,811,474

			20,384,326	19,808,600

	Petroleum Related	14.10%
1,651,253	Cairn India, Ltd.+		8,136,162	11,478,706
1,763,765	GAIL India, Ltd.		12,259,506	17,409,794
1,699,081	Hindustan Petroleum Corp., Ltd.		14,087,055	15,119,835
4,661,033	Oil and Natural Gas Corp., Ltd.		16,837,789	28,564,174
2,032,538	Petronet LNG, Ltd.		5,155,404	6,167,749
5,581,277	Reliance Industries, Ltd.		31,901,000	112,068,771

			88,376,916	190,809,029

	Pharmaceuticals	6.94%
1,216,653	Cadila Healthcare, Ltd.		15,968,021	25,020,281
812,120	Cipla, Ltd.		6,573,858	6,001,540
768,104	Dr. Reddy’s Laboratories, Ltd.		19,904,358	26,347,758
74,200	Dr. Reddy’s Laboratories, Ltd. ADR		1,444,757	2,547,286
1,230,031	Glenmark Pharmaceuticals, Ltd.		7,054,034	8,818,857
2,069,002	Lupin, Ltd.		6,609,045	20,760,603
395,622	Sun Pharmaceutical Industries, Ltd.		4,128,928	4,396,734

			61,683,001	93,893,059

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Publishing	0.44%
2,119,429	Jagran Prakashan, Ltd.		$3,707,334	$6,011,825

			3,707,334	6,011,825

	Real Estate Operation / Development	0.29%
1	Agre Developers, Ltd.+		4	1
1,471,425	Prestige Estates Projects, Ltd.+		5,910,741	3,964,725

			5,910,745	3,964,726

	Retail – Jewelry	0.60%
1,190,925	Gitanjali Gems, Ltd.		7,525,246	8,070,930

			7,525,246	8,070,930

	Retail – Major Department Stores	0.45%
896,183	Pantaloon Retail India, Ltd.		7,650,817	6,147,632

			7,650,817	6,147,632

	Rubber	0.33%
1,159,163	Jain Irrigation Systems, Ltd.		5,190,627	4,425,058

			5,190,627	4,425,058

	Shipbuilding	0.95%
1,000,401	ABG Shipyard, Ltd.		8,404,589	7,889,746
1,360,345	Mundra Port and Special Economic Zone, Ltd.		4,822,156	4,911,575

			13,226,745	12,801,321

	Steel	2.35%
853,534	Jindal Steel & Power, Ltd.		1,725,661	12,432,832
148,701	JSW Steel, Ltd.+		1,673,330	2,935,433
1,210,527	Tata Steel, Ltd.		17,177,543	16,483,369

			20,576,534	31,851,634

	Telecommunications	1.97%
3,021,458	Bharti Airtel, Ltd.		13,035,507	26,715,089

			13,035,507	26,715,089

	Televisions	0.95%
1,253,653	Network 18 Media & Investment, Ltd.+		4,175,635	3,766,357
1,161,654	Sun TV Network, Ltd.		10,307,669	9,036,747

			14,483,304	12,803,104

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Schedule of Investments (concluded)

COMMON STOCKS (concluded)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (concluded)
	Textiles	0.75%
9,289,760	Alok Industries, Ltd.		$5,534,732	$5,236,887
4,036,904	S. Kumars Nationwide, Ltd.+		5,557,714	4,872,009

			11,092,446	10,108,896

	Travel Services	0.22%
2,759,945	Thomas Cook (India), Ltd.		4,004,533	2,988,230

			4,004,533	2,988,230

	Vehicle Components	1.79%
6,203,044	Apollo Tyres, Ltd.		5,787,131	10,858,189
670,881	Cummins India, Ltd.		5,342,834	10,147,446
1,483,809	JK Tyre & Industries, Ltd.		4,299,306	3,188,185

			15,429,271	24,193,820

	Vehicles	3.04%
674,925	Mahindra & Mahindra, Ltd.		3,230,860	10,588,332
74,626	Maruti Suzuki India, Ltd.		980,493	1,933,907
965,107	Tata Motors, Ltd.		16,261,072	21,449,221
597,700	Tata Motors, Ltd. – A		5,902,309	7,244,200

			26,374,734	41,215,660

	TOTAL INDIA		775,624,762	1,352,822,186

	TOTAL COMMON STOCKS		775,624,762	1,352,822,186

WARRANTS (0.04% of holdings)

	India
	Steel	0.04%
42,499	Tata Steel, Ltd. GDR P-Note (expiration date 01/24/17)		588,620	580,226

	TOTAL INDIA		588,620	580,226

	TOTAL WARRANTS		588,620	580,226

	TOTAL INVESTMENTS++	100.00%	$776,213,382	$1,353,402,412

Footnotes and Abbreviations

ADR	– American Depository Receipt
GDR	– Global Depository Receipt

+	Non income producing.
++	As of June 30, 2011 the aggregate cost for federal income tax purposes was $779,862,930.

Excess of value over tax cost	$597,296,299
Excess of tax cost over value	(23,756,817)

$573,539,482

These temporary differences in book and tax cost are due to wash sale loss deferrals.

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Statement of Assets and Liabilities

ASSETS
Investments, at value (Cost $776,213,382)	$1,353,402,412
Cash (including Indian Rupees of $43,777,003 with a cost of $43,562,395)	46,599,692
Receivables:
Dividends	5,733,974
Securities sold	4,968,092
Tax Refund Receivable	1,199,106
Prepaid expenses	159,932

Total Assets	1,412,063,208

LIABILITIES
Payable for securities purchased	15,949,031
Accrued tax and interest expense payable	2,505,900
Accrued foreign tax	2,062,451
Due to Investment Manager	1,075,844
Due to Administrator	212,243
Accrued audit fees	101,649
Accrued expenses	127,357

Total Liabilities	22,034,475

Net Assets	$1,390,028,733

NET ASSET VALUE PER SHARE ($1,390,028,733 / 42,991,523 shares issued and outstanding)	$32.33

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 60,419,183 shares issued (100,000,000 shares authorized)	$60,219
Paid-in capital	1,325,951,042
Cost of 17,427,660 shares repurchased	(600,553,885)
Undistributed net investment income	886,535
Accumulated net realized gain on investments	86,217,692
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated in foreign currency	577,467,130

$1,390,028,733

See accompanying notes to financial statements.

THE INDIA FUND, INC.

For the Six Months
Ended June 30, 2011
(Unaudited)
Statement of Operations

Investment Income
Dividends (net of taxes withheld of $0)		$10,562,427
Miscellaneous Income		13,002

Total investment income		10,575,429

Expenses
Management fees	6,628,331
Administration fees	1,398,354
Foreign tax expense	948,020
Custodian fees	220,420
Directors’ fees	142,500
Printing	135,056
Legal fees	122,125
Insurance	73,184
Audit fees and tax fees	71,686
ICI fees	23,864
NYSE fees	20,878
Transfer Agent fee	13,527
Miscellaneous expenses	41,927

Total expenses		9,839,872

Net investment income		735,557

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized gain (loss) on:
Security transactions		56,587,217
Foreign currency related transactions		(806,630)

		55,780,587

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		(211,133,737)

Net realized and unrealized loss on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		(155,353,150)

Net decrease in net assets resulting from operations before income taxes		(154,617,593)

Reversal of income tax expense		2,450,414

Net decrease in net assets resulting from operations after income taxes		$(152,167,179)

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statements of Changes in Net Assets

	For the Six Months	For The Year
	Ended	Ended
	June 30, 2011	December 31, 2010
	(Unaudited)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$735,557	$(877,810)
Net realized gain on investments and foreign currency related transactions	55,780,587	213,046,347
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency	(211,133,737)	100,383,353

Net increase (decrease) in net assets resulting from operations before income taxes	(154,617,593)	312,551,890

Income tax expense reversal	2,450,414	—

Net increase (decrease) in net assets resulting from operations after income taxes	(152,167,179)	312,551,890

Distribution to shareholders
Net investment income ($0 per share, and $0.09 per share, respectively)	—	(3,985,649)
Short term capital gains ($0 per share, and $0.10 per share, respectively)	—	(4,428,499)
Long term capital gains ($0 per share, and $3.68 per share, respectively)	—	(162,968,754)

Decrease in net assets resulting from distributions	—	(171,382,902)

Capital Share Transactions
Shares repurchased under Repurchase Offer (1,293,465 shares and 4,784,251 shares, respectively) (net of repurchase fee of $794,964 and $3,428,394, respectively) (including expenses of $218,440 and $427,244, respectively)	(39,171,653)	(168,418,564)

Net decrease in net assets resulting from capital share transactions	(39,171,653)	(168,418,564)

Total decrease in net assets	(191,338,832)	(27,249,576)

NET ASSETS
Beginning of period	1,581,367,565	1,608,617,141

End of period (including undistributed net investment income of $886,535 and $150,978, respectively)	$1,390,028,733	$1,581,367,565

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the Six	For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended	Ended	Ended	Ended	Ended	Ended
	June 30, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$35.71	$32.78	$17.38	$64.78	$42.65	$34.07

Net investment income (loss)	0.02 [2]	(0.02)[2]	(0.01)[2]	(0.07)[2]	(0.14)[2]	(0.14)[2]
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	(3.47)	6.76	15.85	(40.28)	31.82	13.83
Income tax (expense) reversal	0.06 [3]	—	—	—	—	0.56 [3]

Net increase (decrease) from investment operations after income taxes	(3.39)	6.74	15.84	(40.35)	31.68	14.25

Less: dividends and distributions
Dividends from:
Dividends in excess of net investment income and net realized capital gains	—	(0.09)	—	(0.26)	(0.13)	(0.14)
Short term capital gains	—	(0.10)	—	(0.52)	(0.82)	(0.14)
Long term capital gains	—	(3.68)	—	(6.34)	(8.66)	(4.84)

Total dividends and distributions	—	(3.87)	—	(7.12)	(9.61)	(5.12)

Capital share transactions
Anti-dilutive (dilutive) effect of Share Repurchase Program	0.01	0.06	— [4]	0.07	0.06	— [4]
Dilutive effect of Rights Offer	—	—	(0.44)	—	—	(0.55)

Total capital share transactions	0.01	0.06	(0.44)	0.07	0.06	(0.55)

Net asset value, end of period	$32.33	$35.71	$32.78	$17.38	$64.78	$42.65

Per share market value, end of period	$30.30	$35.11	$30.70	$18.30	$62.26	$45.90
Total Investment Return Based on:
Market Value[1]	(13.70)%	28.01%	67.76%	(57.63)%	59.57%	29.05%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$1,390,029	$1,581,368	$1,608,617	$671,087	$2,754,124	$1,913,341
Ratios of expenses after income taxes to average net assets	1.07%[5]	1.32%	1.25%	1.28%	1.21%	0.00%
Ratios of expenses before income taxes to average net assets	1.42%[5]	1.32%	1.25%	1.28%	1.21%	1.41%
Ratios of net investment income (loss) to average net assets	0.11%[5]	(0.05)%	(0.04)%	(0.17)%	(0.28)%	(0.34)%
Portfolio turnover	26.00%	50.55%	49.64%	49.41%	29.39%	35.02%

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Year

[1]	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
[2]	Based on average shares outstanding.
[3]	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note B). An additional reversal of $2,450,414 was made in 2011 to the same tax provision.
[4]	Less than $0.01 per share.
[5]	Annualized.

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements

NOTE A: ORGANIZATION

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and those differences could be material.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at estimated fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination, if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii)	at the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes for 2010 as it is the Fund’s intention to continue to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency dividend procedure, the maximum amount that the Fund will be obligated to pay to the Internal Revenue Service in interest and penalties is approximately $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 to the prior year’s tax provision. An additional reversal of $2,450,414 was made in 2011 to the same tax provision. As of June 30, 2011, the matter is still under review by the Internal Revenue Service.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009

Ordinary income	$8,414,148	$0
Long term capital gains	162,968,754	0

Total	$171,382,902	$0

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

At December 31, 2010, the Fund had tax basis undistributed ordinary income of $4,141,599 and long-term capital gains of $31,340,658.

Under federal tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2010, the Fund will defer post-October currency losses of $521,157 to the year ended December 31, 2011.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the ordinary course of business, the fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable.

At June 30, 2011, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns. However, management’s conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effects of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

The following permanent difference is primarily attributable to foreign currency gains (losses) and investments in Passive Foreign Investment Companies and has been reclassified to the accounts in the chart below as of December 31, 2010. Net assets were not affected by this reclassification.

	Undistributed	Accumulated
Paid-in Capital	Net Investment Loss	Net Realized Gain

$0	$2,557,281	$(2,557,281)

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), serves as the Fund’s Investment Manager under the terms of a management agreement dated March 16, 2006 (the “Management Agreement”). Blackstone Fund Services India Private Limited (“Blackstone India”), an affiliate of Blackstone, serves as the Fund’s Country Adviser under the terms of a country advisory agreement dated March 16, 2006 (the “Country Advisory Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, Blackstone India provides statistical and factual information and research regarding economic and political factors and investment opportunities in India to Blackstone Advisors. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. Blackstone India receives from Blackstone Advisors a monthly fee at an

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

annual rate of 0.10% of the Fund’s average weekly net assets. For the six months ended June 30, 2011, the Fund paid a total of $6,628,331 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six months ended June 30, 2011, the Fund paid a total of $1,384,241 in administrative fees to Blackstone Advisors. Prior to July 1, 2010, Blackstone Advisors subcontracted certain of these services to PNC Global Investment Servicing (U.S.) Inc. On July 1, 2010. The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale PNC Global Investment servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. BNY Mellon Investment Servicing (US) Inc. serves as Sub-Administrator to the Fund.

In addition, Multiconsult Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2011, fees and expenses of the Mauritius Administrator amounted to $14,113.

The Fund pays each of its directors who is not a director, officer or employee of Blackstone Advisors, Blackstone India or any affiliate thereof (each “Independent Director”) an annual fee of $20,000. The Fund pays an additional annual fee of $10,000 to the Chairman of the Fund. The Fund also pays each Independent Director a fee of (i) $4,500 for each in-person meeting, including each in-person committee meeting; (ii) $4,000 for traveling to Mauritius to attend an in-person meeting; (iii) $1,000 for each telephonic meeting of thirty minutes or less; and (iv) $1,500 for each telephonic meeting lasting over thirty minutes. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the six months ended June 30, 2011, the Fund paid $142,500 in Directors’ fees.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $365,520,515 and $490,534,244, respectively, for the six months ended June 30, 2011.

NOTE E: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 21.115%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%. The Fund is not taxed on long-term capital gains for Mauritius tax purposes.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE F: SEMI-ANNUAL REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund’s Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund’s then-outstanding shares.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

During the six months ended June 30, 2011, the result of the semi-annual repurchase offer was as follows:

Repurchase Offer #16

Commencement Date	February 18, 2011

Expiration Date	March 11, 2011

Repurchase Offer Date	March 18, 2011

% of Issued and Outstanding Shares of Common Stock	5%

Shares Validly Tendered	1,293,464.9052

Final Pro-ration Odd Lot Shares	no proration

Final Pro-ration Non-Odd Lot Shares	no proration

% of Non-Odd Lot Shares Accepted	no proration

Shares Accepted for Tender	1,293,464.9052

Net Asset Value as of Repurchase Offer Date ($)	30.73

Repurchase Fee per Share ($)	0.6146

Repurchase Offer Price ($)	30.1154

Repurchase Fee ($)	794,964

Expenses ($)	218,440

Total Cost ($)	39,171,653

During the year ended December 31, 2010, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #14	Repurchase Offer #15

Commencement Date	February 19, 2010	August 20, 2010

Expiration Date	March 12, 2010	September 10, 2010

Repurchase Offer Date	March 19, 2010	September 17, 2010

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	5,667,819.0000	6,816,175.6318

Final Pro-ration Odd Lot Shares	36,335.25	52,100.00

Final Pro-ration Non-Odd Lot Shares	2,417,126.75	2,278,689.00

% of Non-Odd Lot Shares Accepted	42.92%	33.69%

Shares Accepted for Tender	2,453,462.0000	2,330,789.0000

Net Asset Value as of Repurchase Offer Date ($)	33.74	38.03

Repurchase Fee per Share ($)	0.6748	0.7606

Repurchase Offer Price ($)	33.0652	37.2694

Repurchase Fee ($)	1,655,596	1,772,798

Expenses ($)	217,596	209,648

Total Cost ($)	81,341,808	87,076,756

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

NOTE G: 2006 RIGHTS OFFER

On July 3, 2006, the Fund commenced a rights offering and issued to stockholders as of July 3, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 10,565,220 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 2,641,305 shares, for an aggregate total of 13,206,525 shares. The offer expired on August 4, 2006. The Fund sold 13,206,525 shares at the subscription price per share of $34.00 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $449,021,850, and the Fund incurred costs of $1,127,708.

NOTE H: 2009 RIGHTS OFFER

On July 20, 2009, the Fund commenced a rights offering and issued to stockholders as of July 20, 2009, one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 12,826,207 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 3,206,551 shares, for an aggregate total of 16,032,758 shares. The offer expired on August 14, 2009. The Fund sold 11,614,192 shares at the subscription price per share of $26.42 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $306,846,952, and the Fund incurred costs of $921,470.

NOTE I: CONCENTRATION OF RISKS

At June 30, 2011, substantially all of the Fund’s net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At June 30, 2011, the Fund had a concentration of its investment in the finance, petroleum related, and computer software and programming industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

The Fund is subject to counterparty risk to the extent a broker or custodian that conducts business with the Fund is unable to deliver securities or cash, including foreign currency. The Fund monitors the financial conditions of the brokers that the Fund conducts business with and the Fund’s custodian Deutsche Bank AG and believes the likelihood of a material loss under the aforementioned circumstances is remote. The entire cash balance as of June 30, 2011, is held by the Fund’s custodian Deutsche Bank AG.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE J: FAIR VALUE MEASUREMENTS

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•	Level 2 — other significant observable inputs (including, but not limited to quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions used in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Manager. The Investment Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of June 30, 2011, is as follows:

	Fair Value at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
	Value at	Identical Assets	Inputs	Inputs
	June 30, 2011	(Level 1)	(Level 2)	(Level 3)

Common Stocks
Total Common Stocks	$1,352,822,186	$1,352,822,186	$0	$0

Warrants
Total Warrants	$580,226	$580,226	$0	$0

Total*	$1,353,402,412	$1,353,402,412	$0	$0

*	See Schedule of Investments for identification of securities by security type and industry classification.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in
Debt Securities
Pharmaceuticals

Balance, as of December 31, 2010	$0
Realized gain (loss)	465,618
Change in unrealized appreciation (depreciation)	0
Net purchases (sales)	(465,618)
Net transfers in/out of Level 3	0

Balance, as of June 30, 2011	$0

NOTE K: FINANCIAL DERIVATIVE INSTRUMENTS

Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund’s financial statements. At June 30, 2011, the Fund held no derivative instruments.

THE INDIA FUND, INC.

June 30, 2011
(Unaudited)
Notes to Financial Statements (concluded)

NOTE L: SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund following the six months ended June 30, 2011, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE INDIA FUND, INC.

Results of Annual Meeting of Stockholders
(Unaudited)

ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on April 21, 2011. At the meeting, stockholders elected the nominees proposed for election to the Fund’s Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

		Votes	Non-Voting	Total Voting and
Nominee	Votes For	Withheld	Shares	Non-Voting Shares

Leslie H. Gelb	30,849,044	1,382,637	0	32,231,681
Stephane R. F. Henry	31,083,314	1,148,367	0	32,231,681
Luis F. Rubio	30,927,413	1,304,268	0	32,231,681

At June 30, 2011, in addition to Leslie H. Gelb, Stephane R. F. Henry, and Luis F. Rubio, the other directors of the Fund were as follows:

Lawrence K. Becker
Robert L. Friedman
J. Marc Hardy
Prakash A. Melwani
Jeswald W. Salacuse

The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2012, year 2014 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 01581.

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

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THE INDIA FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.,
an affiliate of The Blackstone Group L.P.

Administrator:
Blackstone Asia Advisors L.L.C.

Sub-Administrator:
BNY Mellon Investment Servicing (US) Inc.

Transfer Agent:
BNY Mellon Investment Servicing (US) Inc.

Custodian:
Deutsche Bank AG

Legal Counsel:
Simpson Thacher & Bartlett LLP

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free number at 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

 Asia
Advisors L.L.C.

The India Fund, Inc.

Semi-Annual Report

June 30, 2011

The India Fund, Inc.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	of Shares (or	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
01/01/2011 to	None	None	None	None
01/31/2011
02/01/2011 to	None	None	None	None
02/28/2011
03/01/2011 to	1,293,464.9052	$30.1154	1,293,464.9052 (1)	None
03/31/2011
04/01/2011 to	None	None	None	None
04/30/2011
05/01/2011 to	None	None	None	None
05/31/2011
06/01/2011 to	None	None	None	None
06/30/2011
Total	1,293,464.9052	$30.1154	1,293,464,9052 (1)	None

(1)	These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on February 18, 2011 that expired on March 11, 2011. In connection with this repurchase offer, the Fund offered to repurchase up to 2,214,249 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of March 18, 2011.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The India Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President (principal executive officer)

Date	8/29/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President (principal executive officer)

Date	8/29/11

By (Signature and Title)*	/s/ Joseph M. Malangoni

Joseph M. Malangoni, Treasurer and Vice President (principal financial officer)

Date	8/29/11

*	Print the name and title of each signing officer under his or her signature.